UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: October 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET HIGH INCOME FUND

FORM N-Q

OCTOBER 31, 2011

LEGG MASON WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES - 81.5%
CONSUMER DISCRETIONARY - 16.6%
Auto Components - 0.2%
Goodyear Tire & Rubber Co., Senior Notes	10.500%	5/15/16	270,000		$301,050
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	310,000	EUR	435,381	(a)

Total Auto Components					736,431

Automobiles - 1.1%
Escrow GCB General Motors	7.200%	1/15/11	2,105,000		47,362	(b)(l)
Escrow GCB General Motors	8.375%	7/15/33	4,520,000		101,700	(b)
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	3,080,000		3,888,879
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	860,000		1,046,951

Total Automobiles					5,084,892

Diversified Consumer Services - 0.8%
Service Corp. International, Senior Notes	7.500%	4/1/27	1,110,000		1,115,550
Sotheby’s, Senior Notes	7.750%	6/15/15	1,540,000		1,640,100
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	460,000		453,100
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	429,000		419,348

Total Diversified Consumer Services					3,628,098

Hotels, Restaurants & Leisure - 6.5%
Ameristar Casinos Inc., Senior Notes	7.500%	4/15/21	500,000		515,000	(a)
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	580,000		522,000
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	2,334,000		1,948,890
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	1,000,000		905,000
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	10.750%	1/15/17	1,741,712		1,743,346	(a)(c)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,180,000		1,138,700	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	2,330,000		2,003,800	(a)
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	680,000		697,000	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,070,000		979,050	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	1,660,000		1,626,800	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	1,300,000		1,267,500	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	1,660,000		1,767,900
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	170,000		181,050	(a)
MGM Resorts International, Senior Notes	6.625%	7/15/15	990,000		945,450
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	185,000		207,200
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	1,605,000		1,829,700
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	430,000		403,125	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	3,480,000		2,357,700
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	1,950,000		2,037,750	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	3,080,000		3,557,400
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	350,000		345,625
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	250,000		253,750

Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,390,000		1,424,750	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.179%	2/1/14	1,130,000		988,750	(a)(d)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	180,000		171,900	(a)
Speedway Motorsports Inc., Senior Notes	6.750%	2/1/19	190,000		187,625
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	150,000		15	(b)(e)(f)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Hotels, Restaurants & Leisure - continued
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	903,000	$932,347	(a)

Total Hotels, Restaurants & Leisure				30,939,123

Household Durables - 0.3%
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	1,420,000	1,299,300

Internet & Catalog Retail - 0.6%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,360,000	1,417,800
QVC Inc., Senior Secured Notes	7.375%	10/15/20	1,345,000	1,472,775	(a)

Total Internet & Catalog Retail				2,890,575

Media - 5.1%
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	590,000	625,400
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	1,260,000	1,348,200
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	3,440,000	3,741,000
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	3,310,000	2,631,450	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	870,000	595,950	(a)
CSC Holdings LLC, Senior Notes	8.500%	6/15/15	55,000	59,950
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	2,160,000	2,160,000	(a)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	110,000	115,225
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,430,000	1,576,575
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	235,000	250,863
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,390,000	1,341,350
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,580,000	1,469,400	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	440,000	507,100
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	2,670,000	2,957,025
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	140,000	137,200	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	1,710,000	1,735,650	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	690,000	753,825	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	2,450,000	2,450,000	(a)

Total Media				24,456,163

Multiline Retail - 0.3%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,815,000	1,678,875

Specialty Retail - 1.1%
American Greetings Corp., Senior Notes	7.375%	6/1/16	600,000	598,500
American Greetings Corp., Senior Notes	7.375%	6/1/16	310,000	309,225
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	2,050,000	1,773,250	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	2,160,000	1,944,000
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	850,000	835,125	(a)

Total Specialty Retail				5,460,100

Textiles, Apparel & Luxury Goods - 0.6%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	680,000	640,900	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,835,000	2,039,144

Total Textiles, Apparel & Luxury Goods				2,680,044

TOTAL CONSUMER DISCRETIONARY				78,853,601

CONSUMER STAPLES - 1.8%
Food Products - 1.2%
Blue Merger Sub Inc., Senior Notes	7.625%	2/15/19	1,984,000	1,894,720	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	580,000	585,800	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	3,210,000	3,017,400	(a)

Total Food Products				5,497,920

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Household Products - 0.2%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	1,080,000	$1,140,750	(a)

Tobacco - 0.4%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	2,190,000	1,905,300

TOTAL CONSUMER STAPLES				8,543,970

ENERGY - 15.0%
Energy Equipment & Services - 2.9%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	1,780,000	1,860,100
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	2,365,000	2,376,825	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,260,000	1,294,650
Oil States International Inc., Senior Notes	6.500%	6/1/19	1,050,000	1,105,125
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,550,000	1,631,375
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	1,180,000	1,259,650
Unit Corp., Senior Subordinated Notes	6.625%	5/15/21	960,000	945,600
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	3,190,000	3,493,050

Total Energy Equipment & Services				13,966,375

Oil, Gas & Consumable Fuels - 12.1%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	720,000	790,200
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,270,000	1,320,800	(a)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	1,195,000	1,359,313
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	240,000	242,700
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	1,010,000	974,650	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	260,000	248,300	(a)
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	2,190,000	2,384,362
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	670,000	705,175
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance Inc., Senior Notes	6.625%	11/15/19	1,290,000	1,328,700	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	850,000	924,375
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,290,000	1,399,650
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,920,000	2,112,000
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	3,111,463	2,551,400	(a)(c)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	470,000	500,550
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,275,000	1,415,250
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	410,000	471,500
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,450,000	1,573,250
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	1,300,000	1,346,808	(d)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	665,000	685,805	(d)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	2,730,000	2,716,350
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	1,045,000	1,180,850
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	1,160,000	1,203,500
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	2,170,000	2,229,675
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,730,000	1,812,175	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,870,000	1,318,350	(a)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	570,000	624,150	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	2,930,000	2,329,350
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,400,000	1,550,500
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	1,250,000	1,056,250	(a)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	630,000	481,950	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	2,090,000	2,330,350
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,190,000	1,326,850
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	420,000	454,650	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels - continued
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	3,285,000		$3,728,475
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	50,000		53,500
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	1,110,000		1,176,600
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	350,000		365,750
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	500,000		485,000	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	2,680,000		2,599,600
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,540,000		1,959,519
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,486,000		1,701,470	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	940,000		984,650
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,380,000		1,166,100	(a)

Total Oil, Gas & Consumable Fuels					57,170,402

TOTAL ENERGY					71,136,777

FINANCIALS - 6.6%
Commercial Banks - 2.2%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	940,000		739,929
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	550,000		503,250	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	100,000		87,750	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	510,000		511,275
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	1,600,000		1,602,000
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	880,000		778,800	(a)(d)(g)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	1,750,000		1,572,813
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	1,020,000		956,250
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	2,020,000		2,450,939	(a)(d)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	810,000		573,075	(d)(g)
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	720,000		747,104	(d)(g)

Total Commercial Banks					10,523,185

Consumer Finance - 0.4%
Ally Financial Inc., Senior Notes	8.300%	2/12/15	290,000		305,225
Ally Financial Inc., Senior Notes	7.500%	9/15/20	220,000		223,025
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	790,000	EUR	1,093,123
SLM Corp., Medium-Term Notes	8.000%	3/25/20	160,000		166,800
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	225,000		238,802

Total Consumer Finance					2,026,975

Diversified Financial Services - 3.4%
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	3,324,000		3,764,430
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	1,150,000		1,197,438
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	280,000		259,700
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,650,000		1,631,437
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	2,950,000		3,108,562
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,320,000		1,394,580
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	2,880,000		3,009,600
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	470,000		487,625
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	1,430,000		1,320,963

Total Diversified Financial Services					16,174,335

Insurance - 0.3%
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	540,000		552,766	(a)(d)(g)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.969%	12/31/11	420,000		357,426	(d)(g)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	610,000		648,824	(a)

Total Insurance					1,559,016

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Thrifts & Mortgage Finance - 0.3%
General Motors Financial Co., Senior Notes	6.750%	6/1/18	1,140,000	$1,156,135	(a)

TOTAL FINANCIALS				31,439,646

HEALTH CARE - 5.0%
Health Care Equipment & Supplies - 0.3%
Biomet Inc., Senior Notes	10.000%	10/15/17	930,000	1,009,050
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	84,000	91,140	(c)
Chiron Merger Sub Inc., Secured Notes	10.500%	11/1/18	360,000	364,950	(a)

Total Health Care Equipment & Supplies				1,465,140

Health Care Providers & Services - 4.5%
Acadia Healthcare, Senior Notes	12.875%	11/1/18	790,000	790,987	(a)
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	1,524,856	1,536,785
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	1,210,000	1,270,500
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	3,780,000	3,619,350
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	860,000	832,050	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	530,000	571,075
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	340,000	358,700	(a)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,450,000	1,645,750	(a)
HCA Inc., Notes	7.690%	6/15/25	573,000	535,755
HCA Inc., Senior Secured Notes	7.875%	2/15/20	4,180,000	4,566,650
INC Research LLC, Senior Notes	11.500%	7/15/19	650,000	588,250	(a)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	1,300,000	1,254,500	(a)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	830,000	693,050
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	1,428,000	1,645,770
US Oncology Inc.	9.125%	8/15/17	1,045,000	13,063	(b)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,535,000	1,577,212

Total Health Care Providers & Services				21,499,447

Pharmaceuticals - 0.2%
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	690,000	729,675	(a)

TOTAL HEALTH CARE				23,694,262

INDUSTRIALS - 14.8%
Aerospace & Defense - 2.3%
Ducommun Inc., Senior Notes	9.750%	7/15/18	840,000	869,400	(a)
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	1,867,000	1,988,355
Huntington Ingalls Industries Inc., Senior Notes	6.875%	3/15/18	1,110,000	1,123,875	(a)
Huntington Ingalls Industries Inc., Senior Notes	7.125%	3/15/21	460,000	468,050	(a)
Kratos Defense & Security Solutions Inc., Senior Notes	10.000%	6/1/17	90,000	93,600	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,080,000	2,163,200
Triumph Group Inc., Senior Notes	8.625%	7/15/18	1,350,000	1,491,750
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,575,000	2,497,750	(a)

Total Aerospace & Defense				10,695,980

Airlines - 1.7%
American Airlines Inc., Senior Secured Notes	10.500%	10/15/12	1,000,000	982,500	(h)
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	784,785	643,524	(a)(h)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	133,627	130,620
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	84,971	87,520
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	1,471,537	1,434,749
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	110,000	110,825	(a)

DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,055,000	1,113,025	(a)
Delta Air Lines, Secured Notes	6.375%	1/2/16	750,000	686,250	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	182,403	182,403
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	597,509	603,484
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	236,625	231,017

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Airlines - continued
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	445,278	$473,108
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	602,000	641,130	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	855,000	899,887	(a)

Total Airlines				8,220,042

Building Products - 0.8%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	1,055,600	754,754	(a)(f)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	420,000	438,900	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	1,820,000	1,892,800	(a)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	910,000	825,825	(a)

Total Building Products				3,912,279

Commercial Services & Supplies - 1.8%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,735,000	2,625,600	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	1,530,000	1,361,700
Geo Group Inc., Senior Notes	7.750%	10/15/17	1,350,000	1,424,250
JM Huber Corp., Senior Notes	9.875%	11/1/19	770,000	785,400	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	400,000	408,000
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	1,610,000	1,803,200	(a)

Total Commercial Services & Supplies				8,408,150

Electrical Equipment - 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,660,000	1,419,300	(a)

Industrial Conglomerates - 0.4%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	1,490,000	1,616,650

Machinery - 0.4%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	2,100,000	2,079,000	(a)

Marine - 1.0%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	900,000	872,437	(a)
Horizon Lines LLC, Senior Secured Notes	13.000%	10/15/16	1,110,000	1,062,825	(a)(c)(e)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,750,000	2,145,000
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	750,000	594,375

Total Marine				4,674,637

Road & Rail - 4.0%
AE Escrow Corp., Senior Notes	9.750%	3/15/20	1,320,000	1,379,400	(a)
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	2,738,125	2,537,900	(c)
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	1,360,000	1,366,800
Jack Cooper Holdings Corp., Senior Secured Notes	12.750%	12/15/15	2,240,000	2,240,000	(a)(e)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	875,000	1,015,000
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	3,850,000	4,312,000
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	330,000	353,100
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	1,910,000	1,900,450
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	3,617,000	3,951,572

Total Road & Rail				19,056,222

Trading Companies & Distributors - 0.6%
Ashtead Capital Inc., Notes	9.000%	8/15/16	935,000	977,075	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	1,795,000	1,826,413

Total Trading Companies & Distributors				2,803,488

Transportation - 1.4%
CMA CGM, Senior Notes	8.500%	4/15/17	2,750,000	1,237,500	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	2,610,000	2,074,950	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,390,000	3,195,075	(a)

Total Transportation				6,507,525

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Transportation Infrastructure - 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	550,000		$541,750	(a)

TOTAL INDUSTRIALS					69,935,023

INFORMATION TECHNOLOGY - 1.8%
Electronic Equipment, Instruments & Components - 0.7%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	2,890,000		3,193,450	(a)

IT Services - 0.7%
First Data Corp., Senior Notes	10.550%	9/24/15	9,768		9,433
First Data Corp., Senior Notes	12.625%	1/15/21	2,350,000		2,232,500	(a)
First Data Corp., Senior Secured Notes	7.375%	6/15/19	1,100,000		1,094,500	(a)

Total IT Services					3,336,433

Semiconductors & Semiconductor Equipment - 0.4%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	550,000		569,250
CDW LLC/CDW Finance Corp., Senior Notes	11.500%	10/12/15	410,000		424,350	(c)
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	134,000		141,370
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	950,000		1,033,125	(a)

Total Semiconductors & Semiconductor Equipment					2,168,095

TOTAL INFORMATION TECHNOLOGY					8,697,978

MATERIALS - 7.1%
Chemicals - 1.8%
CF Industries Inc., Senior Notes	6.875%	5/1/18	210,000		239,925
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	660,000		696,300	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	790,000		815,675	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	967,000	EUR	1,251,066	(a)
Lyondell Chemical Co., Senior Secured Notes	8.000%	11/1/17	1,461,000		1,650,930
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	1,287,976		1,440,923
Solutia Inc., Senior Notes	8.750%	11/1/17	980,000		1,071,875
Solutia Inc., Senior Notes	7.875%	3/15/20	1,300,000		1,397,500

Total Chemicals					8,564,194

Containers & Packaging - 1.7%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	450,000		384,498	(a)(c)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,800,000		1,800,000	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	600,000	EUR	829,182	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	1,430,000		1,458,600	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.000%	4/15/19	1,280,000		1,241,600	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,420,000		2,480,500	(a)

Total Containers & Packaging					8,194,380

Metals & Mining - 2.5%
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	770,000		750,750	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	840,000		844,200	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,340,000		1,360,100	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,480,000		2,923,200	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,130,000		1,011,350	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	2,050,000		2,244,750
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	2,870,000		1,277,150
Thompson Creek Metals Co. Inc., Senior Notes	7.375%	6/1/18	1,450,000		1,214,375	(a)

Total Metals & Mining					11,625,875

Paper & Forest Products - 1.1%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	2,593,000		2,476,315
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	620,000		567,300	(a)
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	895,000		944,225
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	750,000		558,750

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Paper & Forest Products - continued
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	1,125,000	$815,625

Total Paper & Forest Products				5,362,215

TOTAL MATERIALS				33,746,664

TELECOMMUNICATION SERVICES - 6.9%
Diversified Telecommunication Services - 4.7%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	345,000	255,300
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,570,000	1,636,725	(a)
EH Holding Corp., Senior Secured Notes	6.500%	6/15/19	1,040,000	1,068,600	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	1,840,000	1,978,000	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	510,000	535,500
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	1,460,000	1,470,950	(a)
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	407,611	399,459	(a)
Satmex Escrow SA de CV, Secured Senior Notes	9.500%	5/15/17	1,020,000	1,050,600
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,700,000	1,810,500
West Corp., Senior Notes	8.625%	10/1/18	1,490,000	1,549,600
West Corp., Senior Notes	7.875%	1/15/19	2,000,000	2,040,000
West Corp., Senior Subordinated Notes	11.000%	10/15/16	1,460,000	1,554,900
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	1,730,000	1,673,775	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,958,938	2,600,066	(a)(c)
Windstream Corp., Senior Notes	7.500%	4/1/23	2,400,000	2,448,000

Total Diversified Telecommunication Services				22,071,975

Wireless Telecommunication Services - 2.2%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	1,150,000	1,175,875
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	6,540,000	5,460,900
Sprint Nextel Corp., Senior Notes	9.250%	4/15/22	2,250,000	2,278,125
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	1,485,000	1,551,825

Total Wireless Telecommunication Services				10,466,725

TOTAL TELECOMMUNICATION SERVICES				32,538,700

UTILITIES - 5.9%
Electric Utilities - 1.5%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	1,343,399	1,356,833
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	1,630,000	1,418,100	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	960,317	979,523
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	2,370,000	2,334,450
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	1,320,000	1,141,800	(a)

Total Electric Utilities				7,230,706

Gas Utilities - 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	40,000	51,010
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,270,000	1,327,150

Total Gas Utilities				1,378,160

Independent Power Producers & Energy Traders - 4.1%
AES Corp., Senior Notes	7.750%	10/15/15	350,000	378,000
AES Corp., Senior Notes	9.750%	4/15/16	665,000	758,100

Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,070,000	1,070,000	(a)
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	230,000	247,825	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	980,000	1,033,900	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,620,000	1,717,200	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	1,230,000	713,400
Edison Mission Energy, Senior Notes	7.625%	5/15/27	285,000	179,550
Energy Future Intermediate Holding Co. LLC, Senior Secured Notes	9.750%	10/15/19	970,000	974,850

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Independent Power Producers & Energy Traders - continued
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	3,190,000	$3,365,450
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,110,000	1,104,450	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	2,270,000	2,304,050	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	3,660,000	3,477,000
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,890,131	1,970,462

Total Independent Power Producers & Energy Traders				19,294,237

TOTAL UTILITIES				27,903,103

TOTAL CORPORATE BONDS & NOTES (Cost - $393,153,732)				386,489,724

COLLATERALIZED SENIOR LOANS - 2.9%
CONSUMER DISCRETIONARY - 1.0%
Diversified Consumer Services - 0.4%
Realogy Corp., Term Loan	13.500%	10/15/17	2,000,000	1,943,334	(i)

Hotels, Restaurants & Leisure - 0.4%
CityCenter Holdings LLC, Term Loan	7.500%	1/13/15	369,000	371,306	(i)
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	1,536,150	1,382,535	(i)

Total Hotels, Restaurants & Leisure				1,753,841

Specialty Retail - 0.2%
BCBG Maxazria International, Term Loan B	9.870%	5/19/15	1,380,000	1,274,775	(i)

TOTAL CONSUMER DISCRETIONARY				4,971,950

HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Immucor Inc., Term Loan B	7.250%	8/17/18	590,000	594,425	(i)

INDUSTRIALS - 0.3%
Marine - 0.2%
Trico Shipping AS, Term Loan A	10.000%	5/12/14	388,745	390,688	(f)(i)
Trico Shipping AS, Term Loan B	10.000%	5/12/14	388,745	390,689	(f)(i)

Total Marine				781,377

Road & Rail - 0.1%
Jack Cooper Holdings Corp., Term Loan	20.000%	12/31/49	421,300	396,022	(e)(i)

TOTAL INDUSTRIALS				1,177,399

INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
SRA International Inc., Term Loan B	6.500%	7/20/18	950,000	902,896	(i)

TELECOMMUNICATION SERVICES - 1.0%
Wireless Telecommunication Services - 1.0%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	3,185,454	3,201,381	(i)
Vodafone Americas Finance 2 Inc., Term Loan B	6.250%	7/11/16	1,640,000	1,656,400	(i)

TOTAL TELECOMMUNICATION SERVICES				4,857,781

UTILITIES - 0.3%
Electric Utilities - 0.3%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.742 - 4.772%	10/10/17	1,798,436	1,230,131	(i)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $14,160,682)				13,734,582

CONVERTIBLE BONDS & NOTES - 0.9%
CONSUMER DISCRETIONARY - 0.5%
Diversified Consumer Services - 0.5%

Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	3,687,000	2,212,200	(a)(e)

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
James River Coal Co., Senior Notes	3.125%	3/15/18	100,000	73,750	(a)

INDUSTRIALS - 0.3%
Marine - 0.3%
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	2,379,998	1,667,699

TOTAL INDUSTRIALS				1,667,699

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
MATERIALS - 0.1%
Chemicals - 0.1%
Hercules Inc.	6.500%	6/30/29	440,000	$347,292

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $5,111,444)				4,300,941

			SHARES
COMMON STOCKS - 2.2%
CONSUMER DISCRETIONARY - 1.2%
Automobiles - 0.1%
General Motors Co.			12,983	335,610	*

Media - 1.1%
Charter Communications Inc., Class A Shares			116,282	5,341,995	*
Cumulus Media Inc., Class A Shares			875	2,634	*

Total Media				5,344,629

TOTAL CONSUMER DISCRETIONARY				5,680,239

ENERGY - 0.5%
Energy Equipment & Services - 0.5%
KCAD Holdings I Ltd.			241,085,206	2,429,657	(e)(f)

Oil, Gas & Consumable Fuels - 0.0%
SemGroup Corp., Class A Shares			1,924	53,833	*

TOTAL ENERGY				2,483,490

INDUSTRIALS - 0.4%
Building Products - 0.1%
Ashton Woods USA LLC, Class B Membership			325	273,000	(e)(f)
Nortek Inc.			3,092	65,318	*

Total Building Products				338,318

Marine - 0.3%
DeepOcean Group Holding AS			104,107	1,457,498	(e)
Horizon Lines Inc., Class A			424,999	116,875

Total Marine				1,574,373

TOTAL INDUSTRIALS				1,912,691

MATERIALS - 0.1%
Chemicals - 0.1%
Georgia Gulf Corp.			26,664	482,619	*
LyondellBasell Industries NV, Class A Shares			2,283	75,019

TOTAL MATERIALS				557,638

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
World Access Inc.			1,571	1	*(f)

TOTAL COMMON STOCKS (Cost - $10,260,879)				10,634,059

CONVERTIBLE PREFERRED STOCKS - 0.7%
FINANCIALS - 0.7%
Diversified Financial Services - 0.7%
Bank of America Corp. (Cost - $3,569,019)	7.250%		3,560	3,047,360

PREFERRED STOCKS - 1.9%
FINANCIALS - 1.9%
Consumer Finance - 0.8%
GMAC Capital Trust I	8.125%		182,300	3,821,008	(d)

Diversified Financial Services - 1.1%
Citigroup Capital XII	8.500%		123,150	3,152,640	(d)

Citigroup Capital XIII	7.875%		79,050	2,128,817	(d)

Total Diversified Financial Services				5,281,457

TOTAL PREFERRED STOCKS (Cost - $9,587,529)				9,102,465

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2011

SECURITY		EXPIRATION DATE	WARRANTS	VALUE
WARRANTS - 0.2%
Buffets Restaurant Holdings		4/28/14	1,989	$20	*(e)(f)
Charter Communications Inc.		11/30/14	3,790	43,623	*(e)
General Motors Co.		7/10/16	24,532	415,817	*
General Motors Co.		7/10/19	24,532	289,478	*
Jack Cooper Holdings Corp.		12/15/17	2,140	123,050	*(e)
Jack Cooper Holdings Corp.		5/6/18	945	54,338	*(e)
Nortek Inc.		12/7/14	3,691	7,382	*(e)(f)
SemGroup Corp.		11/30/14	12,719	96,028	*(f)

TOTAL WARRANTS (Cost - $3,593,490)				1,029,736

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $439,436,775)				428,338,867

	RATE	MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 0.6%
U.S. Government Agencies - 0.6%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.110 - 0.120%	1/10/12	153,000	152,997	(j)(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.050%	2/14/12	3,000,000	2,999,826	(j)

TOTAL SHORT-TERM INVESTMENTS (Cost - $3,152,528)				3,152,823

TOTAL INVESTMENTS - 90.9% (Cost - $442,589,303#)				431,491,690
Other Assets in Excess of Liabilities - 9.1%				42,988,812

TOTAL NET ASSETS - 100.0%				$474,480,502

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of October 31, 2011.

(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(f)	Illiquid security.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Subsequent to October 31, 2011, the issuer filed for bankruptcy.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Rate shown represents yield-to-maturity.

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(l)	The maturity principal is currently in default as of October 31, 2011.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

EUR	— Euro

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$380,635,484	$5,854,240	$386,489,724
Collateralized senior loans	—	13,338,560	396,022	13,734,582
Convertible bonds & notes	—	2,088,741	2,212,200	4,300,941
Common stocks	$6,473,904	—	4,160,155	10,634,059
Convertible preferred stocks	3,047,360	—	—	3,047,360

Notes to Schedule of Investments (unaudited) (continued)

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Preferred stocks	9,102,465	—	—	9,102,465
Warrants	705,295	96,028	228,413	1,029,736

Total long-term investments	$19,329,024	$396,158,813	$12,851,030	$428,338,867

Short-term investments†	—	3,152,823	—	3,152,823

Total investments	$19,329,024	$399,311,636	$12,851,030	$431,491,690

Other financial instruments:
Futures contracts	$308,609	—	—	$308,609
Forward foreign currency contracts	—	$67,425	—	67,425

Total other financial instruments	308,609	67,425	—	376,034

Total	$19,637,633	$399,379,061	$12,851,030	$431,867,724

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$29,663	—	—	$29,663
Forward foreign currency contracts	—	$31,290	—	31,290
Credit default swaps on credit indices - sell protection‡	—	550,000	—	550,000

Total	$29,663	$581,290	—	$610,953

†	See Schedule of Investments for additional detailed categorizations.
‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COLLATERALIZED SENIOR LOANS	CONVERTIBLE BONDS & NOTES	COMMON STOCKS	PREFERRED STOCKS	WARRANTS	TOTAL
Balance as of July 31, 2011	$4,154,675	$2,417,490	—	$4,609,559	$421,300	$387,490	$11,990,514
Accrued premiums/discounts	3,022	—	—	—	—	—	3,022
Realized gain (loss)(1)	(36,535)	—	—	—	—	—	(36,535)
Change in unrealized appreciation (depreciation)(2)	(638,530)	42,773	—	(478,903)	(51,651)	(106,672)	(1,232,983)
Purchases	3,205,543	(407,841)	—	29,499	(369,649)	—	2,457,552
Sales	(833,950)	—	—	—	—	—	(833,950)
Transfers into Level 3(3)	15	—	2,212,200	—	—	43,623	2,255,838
Transfers out of Level 3(4)	—	(1,656,400)	—	—	—	(96,028)	(1,752,428)

Balance as of October 31, 2011	$5,854,240	$396,022	$2,212,200	$4,160,155	—	$228,413	$12,851,030

Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2011(2)	$(619,635)	$26,373		$(478,903)	—	$(137,834)	$(1,209,999)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3)	Transferred in to Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(4)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian,

Notes to Schedule of Investments (unaudited) (continued)

acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap Agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2011, the total notional value of all credit default swaps to sell protection is $10,000,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

Credit Default Swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a

Notes to Schedule of Investments (unaudited) (continued)

particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Futures Contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward Foreign Currency Contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar

Notes to Schedule of Investments (unaudited) (continued)

can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Credit and Market Risk. The Fund invests in high-yield and emerging market instruments that may be subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

(j) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of October 31, 2011, the Fund held credit default swaps and forward foreign currency contracts with credit related contingent features which had a liability position of $581,290. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At October 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$16,076,558
Gross unrealized depreciation	(27,174,171)

Net unrealized depreciation	$(11,097,613)

During the period ended October 31, 2011, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding July 31, 2011	196,980,000	$3,324,295
Options written	—	—
Options closed	(23,600,000)	(702,200)
Options exercised	—	—
Options expired	(173,380,000)	(2,622,095)

Written options, outstanding October 31, 2011	—	—

Notes to Schedule of Investments (unaudited) (continued)

At October 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (loss)
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	41	12/11	$5,938,766	$6,247,375	$308,609
Contracts to Sell:
U.S. Treasury 5-year Notes	163	12/11	19,955,665	19,985,328	(29,663)

Net unrealized gain on open futures contracts					$278,946

At October 31, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (loss)
Contracts to Buy:
Euro	Citibank N.A.	771,234	$1,067,005	11/16/11	$(31,290)
Contracts to Sell:
Euro	Royal Bank of Scotland PLC	861,130	1,191,377	11/16/11	26,880
Euro	Royal Bank of Scotland PLC	750,000	1,037,628	11/16/11	40,545

					67,425

Net unrealized gain on open forward foreign currency contracts					$36,135

At October 31, 2011, the Fund held the following credit default swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Citigroup Global Markets (MARKIT CDX North America High Yield 17 Index)	$10,000,000	12/20/16	5.000% Quarterly	$(550,000)	$(550,000)	—

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at October 31, 2011.

Notes to Schedule of Investments (unaudited) (continued)

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at Value	Total
Interest Rate Contracts	$308,609	$(29,663)	—	—	—	$278,946
Foreign Exchange Contracts	—	—	$67,425	$(31,290)	—	36,135
Credit Contracts	—	—	—	—	$(550,000)	(550,000)

Total	$308,609	$(29,663)	$67,425	$(31,290)	$(550,000)	$(234,919)

During the period ended October 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$80,190
Written options†	557,097
Forward foreign currency contracts (to buy)	1,114,580
Forward foreign currency contracts (to sell)	2,365,102
Futures contracts (to buy)	6,007,461
Futures contracts (to sell)	19,930,252

Average Notional Balance
Credit default swap contracts (to sell protection)	2,500,000

† At October 31, 2011, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: December 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: December 27, 2011

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: December 27, 2011